STATEMENT OF ADDITIONAL INFORMATION                             October 30, 1998




                                THE HENLOPEN FUND
                            Longwood Corporate Center
                                    Suite 213
                                415 McFarlan Road
                       Kennett Square, Pennsylvania 19348


         This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of The Henlopen Fund dated October 30, 1998. Requests for copies of the Prospectus should be made in writing to The Henlopen Fund, Longwood Corporate Center, Suite 213, 415 McFarlan Road, Kennett Square, Pennsylvania 19348, Attention: Corporate Secretary or by calling (610) 925-0400.

         The following financial statements are incorporated by reference to the Annual Report, dated June 30, 1998, of The Henlopen Fund (File No. 811-7168) as filed with the Securities and Exchange Commission on August 5, 1998:

                  Statement of Net Assets
                  Statement of Operations
                  Statements of Changes in Net Assets
                  Financial Highlights
                  Notes to Financial Statements
                  Report of Independent Accountants


Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-922-0224.

                                THE HENLOPEN FUND

                                Table of Contents

                                                                        Page No.

FUND HISTORY AND CLASSIFICATION ...............................................1

INVESTMENT RESTRICTIONS .......................................................1

INVESTMENT CONSIDERATIONS .....................................................2

TRUSTEES AND OFFICERS OF THE FUND .............................................4

OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS ............................7

INVESTMENT ADVISER AND ADMINISTRATOR ..........................................8

DETERMINATION OF NET ASSET VALUE .............................................10

AUTOMATIC INVESTMENT PLAN ....................................................11

RETIREMENT PLANS .............................................................11

REDEMPTION OF SHARES .........................................................14

SYSTEMATIC WITHDRAWAL PLAN ...................................................14

ALLOCATION OF PORTFOLIO BROKERAGE ............................................15

PERFORMANCE INFORMATION ......................................................16

CUSTODIAN ....................................................................18

TAXES ........................................................................18

SHAREHOLDER MEETINGS .........................................................19

CAPITAL STRUCTURE ............................................................20

INDEPENDENT ACCOUNTANTS ......................................................21

DESCRIPTION OF SECURITIES RATINGS ............................................21


                  No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the

Prospectus dated October 30, 1998, and, if given or made, such information or representations may not be relied upon as having been authorized by The Henlopen Fund.

         This Statement of Additional Information does not constitute an offer to sell securities.

                         FUND HISTORY AND CLASSIFICATION

         The Fund was organized as a business trust under the laws of Delaware on September 17, 1992. The Fund is an open-end, diversified management investment company registered under the Investment Company Act of 1940.

                             INVESTMENT RESTRICTIONS

         As set forth in the prospectus dated October 30, 1998, of The Henlopen Fund (the "Fund") under the caption "Investment Objective, Strategies and Risks", the investment objective of the Fund is to produce long-term capital appreciation. The Fund mainly invests in common stocks of U.S. companies. Consistent with its investment objectives, the Fund has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

         1. The Fund will not purchase securities on margin, participate in a joint-trading account, sell securities short, or write or invest in put or call options. The Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of the Fund's net assets.

         2. The Fund will not borrow money or issue senior securities, except for temporary bank borrowings or for emergency or extraordinary purposes (but not for the purpose of purchase of investments) and then only in an amount not in excess of 5% of the value of its total assets and will not pledge any of its assets except to secure borrowings and then only to an extent not greater than 10% of the value of the Fund's net assets. The Fund will not purchase securities while it has any outstanding borrowings.

         3. The Fund will not lend money, except by purchasing publicly distributed debt securities or entering into repurchase agreements; provided, however, that repurchase agreements maturing in more than seven days plus all other illiquid securities will not exceed 10% of the Fund's total assets. The Fund will not lend its portfolio securities.

         4. The Fund will not purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered closed-end investment companies on the open market where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered closed-end investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered closed-end investment companies.

         5. The Fund will not make investments for the purpose of exercising control or management of any company.

         6. The Fund will limit its purchases of securities of any issuer (other than the United States or an instrumentality of the United States) in such a manner that it will satisfy at all times the requirements of Section 5(b)(1) of the Investment Company Act of 1940 (i.e., that at least 75% of the value of its total assets is represented by cash and cash items (including receivables), U.S. Government Securities, securities of other investment companies, and other securities for the purpose of the foregoing limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.)

         7. The Fund will not concentrate 25% or more of the value of its total assets, determined at the time an investment is made, exclusive of U.S. Government securities, in securities issued by companies engaged in the same industry.

         8. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Fund or an officer, director or other affiliated person of its investment adviser.

         9. The Fund will not acquire or retain any security issued by a company if any of the directors or officers of the Fund, or directors, officers or other affiliated persons of its investment adviser beneficially own more than 1/2% of such company's securities and all of the above persons owning more than 1/2% own together more than 5% of its securities.

         10. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund and will not purchase any securities which are restricted from sale to the public without registration under the Securities Act of 1933, as amended.

         11. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development program.

         12. The Fund will not purchase or sell real estate or real estate mortgage loans.

         13. The Fund will not purchase or sell commodities or commodities contracts, including futures contracts.

                            INVESTMENT CONSIDERATIONS

         The Fund invests mainly in common stocks of U.S. companies. However when the Fund's investment adviser, Landis Associates, Inc. (the "Adviser") believes that securities other than common stocks offer opportunity for long-term capital appreciation, the Fund may invest up to 30% of its net assets in publicly distributed debt securities, preferred stocks, particularly those which are convertible into or carry rights to acquire common stocks, and warrants. Investments in publicly distributed debt securities and nonconvertible preferred stocks offer an opportunity for growth of capital during periods of declining interest rates, when the market value of such securities in general increases. The Fund will limit its investments in publicly distributed debt securities to those which have been assigned one of the three highest ratings of either Standard & Poor's Corporation (AAA, AA and A) or Moody's Investors Service, Inc. (Aaa, Aa and A). In the event a publicly distributed debt security is downgraded after investment, the Fund may retain such security unless it is rated less than investment grade (i.e., less than BBB by Standard & Poor's Corporation or Baa by Moody's Investor's Service, Inc.). If it is downgraded below investment grade, the Fund will promptly dispose of such publicly distributed debt security. A description of the foregoing ratings is set forth in "Description of Securities Ratings."

         The Fund may invest in securities of foreign issuers or in American Depository Receipts of such issuers, but will limit its investments in such securities to 10% of its net assets. Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the Fund's foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund's income without providing a tax credit for the Fund's shareholders. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

         The money market instruments in which the Fund invests include conservative fixed-income securities, such as United States Treasury Bills, certificates of deposit of U.S. banks (provided that the bank has capital, surplus and undivided profits, as of the date of its most recently published annual financial statements, with a value in excess of $100,000,000 at the date of investment), commercial paper rated A-1 or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

         Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 5% of its net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

         The  percentage   limitations   set  forth  in  this  section  are  not
fundamental policies and may be changed without shareholder approval.

                        TRUSTEES AND OFFICERS OF THE FUND

         As a Delaware business trust, the business and affairs of the Fund are managed by its officers under the direction of its trustees. The name, age, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Fund are as follows:

MICHAEL L. HERSHEY*

Longwood Corporate Center
Suite 213
415 McFarlan Road
Kennett Square, Pennsylvania  19348

(CHAIRMAN, PRESIDENT
AND A TRUSTEE OF THE FUND)

         Mr. Hershey, age 59, is President and Chairman of the Board of Landis Associates, Inc., an investment advisory firm which he founded in 1986. Prior to that time, he served as President of Kalmar Investments, Inc., an investment advisory firm, from 1982 to 1986. Mr. Hershey attended Princeton University from 1956 to 1961. He has served as a director of Nematron Corporation, a manufacturer of industrial computers, since March, 1995.

ROBERT J. FAHEY, JR.

2 Logan Square
20th Floor
Philadelphia, Pennsylvania

(TRUSTEE)

         Mr. Fahey, age 40, joined Cushman & Wakefield, a commercial real estate services firm and a Rockefeller Group Company, in 1985. He presently serves as a Director and Manager of Real Estate Investment Banking of Cushman & Wakefield's Financial Services

-----------------
* Mr. Michael L. Hershey and Dr. Stephen L. Hershey are trustees who are "interested persons" of the Fund as that term is defined in the Investement Company Act of 1940. Mr. Michael L. Hershey and Dr. Stephen
         L. Hershey are brothers

Group in its Philadelphia, Pennsylvania office. Prior to joining Cushman & Wakefield, Mr. Fahey was associated for three years with Strouse, Greenberg & Co., Inc. as an Associate in the Mortgage Banking Group. Mr. Fahey graduated from Temple University in 1981 and is a candidate in the Masters of Business Administration program at Temple University. He is currently a part-time instructor of real estate finance in the graduate program at Temple. He is a member of the Urban Land Institute, the Mortgage Bankers Association, the National Association of Realtors and The World Affairs Council.

STEPHEN L. HERSHEY, M.D.*

4745 Stanton-Ogletown Road
Suite 225
Newark, Delaware

(TRUSTEE)

         Dr. Hershey, age 57, has been associated with First State Orthopaedic Consultants, P.A. (formerly Wilmington Orthopaedic Consultants, P.A.) since 1978. He graduated from Kenyon College in 1963 and received his M.D. from Jefferson Medical College in 1968. He is a member of the American Medical Association, the American Academy of Orthopaedic Surgeons, the American College of Surgeons, the Southern Medical Association, the Jefferson Orthopaedic Society, the Delaware Society of Orthopaedic Surgeons (charter member), the New Castle County Medical Society and the Medical Society of Delaware.

PAUL J. LARSON, C.F.A.

Longwood Corporate Center
Suite 213
415 McFarlan Road
Kennett Square, Pennsylvania  19348

(VICE PRESIDENT AND TREASURER)

         Mr. Larson, age 53, has been Vice President and Treasurer of the Fund since August, 1997. He joined Landis Associates, Inc., the Fund's investment adviser, as an investment manager in July, 1997. Prior to such time, he was an investment adviser with Kalmar Investments, Inc. from April, 1995 to October, 1996. From June, 1993 to April, 1995 he was employed by Ashford Capital Management as an investment adviser. From December, 1984 to August, 1993, Mr. Larson was employed by YMCA Retirement Fund, most recently as a Retirement Fund Manager. Mr. Larson received his B.S. degree from Rensselaer

-----------------
* Mr. Michael L. Hershey and Dr. Stephen L. Hershey are trustees who are "interested persons" of the Fund as that term is defined in the Investement Company Act of 1940. Mr. Michael L. Hershey and Dr. Stephen
         L. Hershey are brothers

Polytechnic Institute in 1967 and his M.S. degree in 1968 also from Rensselaer Polytechnic Institute. He received his Chartered Financial Analyst designation in 1976.

P. COLEMAN TOWNSEND, JR.

919 N. Market Street
Mellon Bank Center, Suite 420
Wilmington, Delaware  19801

(TRUSTEE)

         Mr. Townsend, age 52, has been the President and Chief Executive Officer of Townsends, Inc., an agricultural business, since 1984. He graduated from the University of Delaware in 1969. Mr. Townsend is presently a member of the Board of Directors of the Baltimore Trust Company and the National Broiler Council. He is also a member of the Board of Visitors of Delaware State University and a member of the Foundation Board of Beebe Medical Center.

BRUCE V. VOGENITZ, C.F.A.

Longwood Corporate Center
Suite 213
415 McFarlan Road
Kennett Square, Pennsylvania  19348

(VICE PRESIDENT AND SECRETARY)

         Mr. Vogenitz, age 33, has been Vice President and Secretary of the Fund since August, 1998. He joined Landis Associates, Inc. as a Vice President in August, 1998. Prior to such time, he was an analyst at Gardner Lewis Asset Management. From July, 1993 until May, 1997, he was an investment analyst with Landis Associates, Inc. Mr. Vogenitz received his B.A. degree from Drexel University in 1988. He received his Chartered Financial Analyst designation in 1993.

CAMILLE F. WILDES

225 East Mason Street
Milwaukee, Wisconsin  53202

(VICE PRESIDENT/COMPLIANCE OFFICER)

         Ms. Wildes, age 46, is a Vice President of Fiduciary Management, Inc., the Fund's Administrator, and has been employed by such firm in various capacities since December, 1982.

         The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Fund a fee of $250 for each meeting of the trustees attended. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees. During the fiscal year ended June 30, 1998, the Fund paid a total of $750 in fees to trustees who were not officers of the Fund. The table below sets forth the compensation paid by the Fund to each of the current trustees of the Fund during the fiscal year ended June 30, 1998:


                               COMPENSATION TABLE

                                                                                                         Total
                                     Aggregate        Pension or Retirement    Estimated Annual      Compensation
           Name of                 Compensation        Benefits Accrued As       Benefits Upon      from Fund Paid
            Person                   from Fund        Part of Fund Expenses       Retirement          to Trustees
Michael L. Hershey                      $0                     $0                     $0                  $0
Robert J. Fahey, Jr.                   $250                    $0                     $0                 $250
Stephen L. Hershey, M.D.               $250                    $0                     $0                 $250
P. Coleman Townsend, Jr.               $250                    $0                     $0                 $250

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

                  Set forth below are the names and addresses of all holders of the Fund's shares who as of September 30, 1998 beneficially owned more than 5% of the Fund's then outstanding shares, as well as the number of shares of the Fund beneficially owned by all officers and directors of the Fund as a group.

Name and Address of Beneficial Owner     Number of Shares       Percent of Class

Wilmington Trust Co., Custodian             571,893 (1) (2)         23.98%
FBO J. Eric May Trust
c/o Mutual Funds
1100 North Market Street
Wilmington, DE  19890-0001

Wilmington Trust Co., Trustee               129,947 (2)             5.45%
Richards Layton & Finger Money
Purchase Pension Plan Dated 4/27/79
FBO R. Franklin Balotti #31896
1100 N. Market Street
Wilmington, DE  19890-0001

Officers and Trustees as
a Group (7 persons)                          45,614 (3)             1.91%
-------------------

1.    Excludes 94,653 shares held by Wilmington Trust Company,  Trustee,  FBO
      J. Eric May Charitable Remainder Trust dated May 30, 1995.

2. Consists solely of shares in one or more accounts managed by the Adviser and over which the Adviser has investment authority.

3. Excludes shares in accounts managed by the Adviser and over which the Adviser has investment authority.

                      INVESTMENT ADVISER AND ADMINISTRATOR

Investment Adviser

         As set forth in the Prospectus under the caption "Management of the Fund" the investment adviser to the Fund is Landis Associates, Inc. (the "Adviser"). Pursuant to an investment advisory agreement between the Fund and the Adviser (the "Advisory Agreement") the Adviser furnishes continuous investment advisory services and management to the Fund. The Adviser is controlled by Michael L. Hershey, who owns 80% of its outstanding capital stock. Mr. Hershey is also Chairman, President, Treasurer and a trustee of the Fund. Dr. Stephen L. Hershey is a director of the Adviser.

         Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization, and will pay the salaries and fees of all officers and directors of the Fund (except the fees paid to disinterested directors) and the printing and distribution cost of prospectuses mailed to persons other than existing shareholders. For the foregoing, the Adviser will receive a monthly fee of 1/12 of 1% (1.0% per annum) of the daily net assets of the Fund.

         The Fund will pay all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of trustees who are not officers of the Fund, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

         The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee but excluding interest, taxes, brokerage commissions and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the Common Stock is qualified for sale. As of the date of this Statement of Additional Information the shares of the Fund are not qualified for sale in any state that imposes an expense limitation. The Fund monitors its expense ratio at least on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.

         In addition to any reimbursement required under the most restrictive applicable expense limitation of state securities commissions described above, the Adviser has voluntarily undertaken to reimburse the Fund for expenses in excess of 2.0% of average net assets. Such voluntary reimbursements to the Fund may be modified or discontinued at any time by the Adviser.

         For services provided by the Adviser under the Advisory Agreement for the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid the Adviser $358,623, $286,734 and $181,554, respectively. No reimbursement was made during the fiscal years ended June 30, 1998, 1997 and 1996.

         The Advisory Agreement will remain in effect for as long as its continuance is specifically approved at least annually, by (i) the trustees of the Fund, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Fund who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Fund or by vote of a majority of the Fund's shareholders, on sixty days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

Administrator

         The administrator to the Fund is Fiduciary Management, Inc. (the "Administrator"), 225 East Mason Street, Milwaukee, Wisconsin 53202. Under the administration agreement entered into between the Fund and the Administrator (the "Administration Agreement"), the Administrator prepares and maintains the books, accounts and other documents required by the Act, calculates the Fund's net asset value, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state blue Sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the
Fund's  operations.   The

Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a monthly fee of 1/12 of 0.2% (0.2% per annum) of the first $30,000,000 of the Fund's average daily net assets, 1/12 of 0.1% (0.1% per annum) of the next $30,000,000 of the Fund's average daily net assets and 1/12 of 0.05% (0.05% per annum) of the average daily net assets of the Fund in excess of $30,000,000, subject to a fiscal year minimum of $20,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Fund upon the giving of ninety (90) days' written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days' written notice to the Fund. For the fiscal years ended June 30, 1998, 1997 and 1996, the Fund paid the Administrator $65,837, $56,926 and $36,311, respectively, pursuant to the Administration Agreement.

         The Advisory Agreement and the Administration Agreement provide that the Adviser and Administrator, as the case may be, shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement and the Administration Agreement also provide that the Adviser and Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services and administrative services, as the case may be, to others.

                        DETERMINATION OF NET ASSET VALUE

         As set forth in the Prospectus under the caption "Determining Net Asset Value," the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

         Securities traded on any national securities exchange or quoted on the Nasdaq Stock Market will be valued at the last sale price on the date of valuation, or in the absence of any sale on that date, the most recent bid price. Other securities will be valued at the most recent bid price, if market quotations are readily available. Any securities for which there are no readily available market quotations and other assets will be valued at their fair market value as determined in good faith by the trustees.

                            AUTOMATIC INVESTMENT PLAN

         The Fund offers an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Fund ("Shares") on a regular, convenient basis ($100 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account either monthly or quarterly and applies the amount to the purchase of Shares. A shareholder may make automatic withdrawals on any day he or she chooses. If such day is a weekend or holiday, the automatic withdrawal will be made on the next business day. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House ("ACH"). No service fee is currently charged by the Fund for participating in the Automatic Investment Plan. A $20 fee will be imposed by the transfer agent if sufficient funds are not available in the shareholder's account at the time of the automatic transaction. An application to establish the Automatic Investment Plan is included as part of the share purchase application.

                                RETIREMENT PLANS

         The Fund offers the following retirement plans that may be funded with purchases of shares and may allow investors to shelter some of their income from taxes.

Individual Retirement Accounts

         Individual shareholders may establish their own tax-sheltered Individual Retirement Account ("IRA"). The Fund currently offers three types of IRAs that can be adopted by executing the appropriate Internal Revenue Service ("IRS") Form.

         Traditional IRA. In a Traditional IRA, amounts contributed to the IRA may be tax deductible at the time of contribution depending on whether the shareholder is an "active participant" in an employer-sponsored retirement plan and the shareholder's income. Distributions from a Traditional IRA will be taxed at distribution except to the extent that the distribution represents a return of the shareholder's own contributions for which the shareholder did not claim (or was not eligible to claim) a deduction. Distributions prior to age 59-1/2 may be subject to an additional 10% tax applicable to certain premature distributions. Distributions must commence by April 1 following the calendar year in which the shareholder attains age 70-l/2. Failure to begin distributions by this date (or distributions that do not equal certain minimum thresholds) may result in adverse tax consequences.

         Roth IRA. In a Roth IRA (sometimes known as American Dream IRA), amounts contributed to the IRA are taxed at the time of contribution, but distributions from the IRA are not subject to tax if the shareholder has held the IRA for certain minimum periods of time (generally, until age 59-1/2). Shareholders whose incomes exceed certain limits are ineligible to contribute to a Roth IRA. Distributions that do not satisfy the requirements for tax-free withdrawal are subject to income taxes (and possibly penalty taxes) to the extent that the distribution exceeds the shareholder's contributions to the IRA. The minimum distribution rules applicable to Traditional IRAs do not apply during the lifetime of the shareholder. Following the death of the shareholder, certain minimum distribution rules apply.

         For  Traditional  and  Roth  IRAs,  the  maximum  annual   contribution
generally is equal to the lesser of $2,000 or 100% of the shareholder's compensation (earned income). An individual may also contribute to a Traditional IRA or Roth IRA on behalf of his or her spouse provided that the individual has sufficient compensation (earned income). Contributions to a Traditional IRA reduce the allowable contribution under a Roth IRA, and contributions to a Roth IRA reduce the allowable contribution to a Traditional IRA.

         Education IRA. In an Education IRA, contributions are made to an IRA maintained on behalf of a beneficiary under age 18. The maximum annual contribution is $500 per beneficiary. The contributions are not tax deductible when made. However, if amounts are used for certain educational purposes, neither the contributor nor the beneficiary of the IRA are taxed upon distribution. The beneficiary is subject to income (and possibly penalty taxes) on amounts withdrawn from an Education IRA that are not used for qualified educational purposes. Shareholders whose income exceeds certain limits are ineligible to contribute to an Education IRA.

         Under current IRS regulations, an IRA applicant must be furnished a disclosure statement containing information specified by the IRS. The applicant generally has the right to revoke his account within seven days after receiving the disclosure statement and obtain a full refund of his contributions. The custodian may, in its discretion, hold the initial contribution uninvested until the expiration of the seven-day revocation period. The custodian does not anticipate that it will exercise its discretion but reserves the right to do so.

Simplified Employee Pension Plan

         A Traditional IRA may also be used in conjunction with a Simplified Employee Pension Plan ("SEP-IRA"). A SEP-IRA is established through execution of Form 5305-SEP together with a Traditional IRA established for each eligible employee. Generally, a SEP-IRA allows an employer (including a self-employed individual) to purchase shares with tax deductible contributions not exceeding annually for any one participant 15% of compensation (disregarding for this purpose compensation in excess of $160,000 per year). The $160,000 compensation limit applies for 1998 and is adjusted periodically for cost of living increases. A number of special rules apply to SEP Plans, including a requirement that contributions generally be made on behalf of all employees of the employer (including for this purpose a sole proprietorship or partnership) who satisfy certain minimum participation requirements.

SIMPLE IRA

         An IRA may also be used in connection with a SIMPLE Plan established by the shareholder's employer (or by a self-employed individual). When this is done, the IRA is known as a SIMPLE IRA, although it is similar to a Traditional IRA with the exceptions described below. Under a SIMPLE Plan, the shareholder may elect to have his or her employer make salary reduction contributions of up to $6,000 per year to the SIMPLE IRA. The $6,000 limit applies for 1998 and is adjusted periodically for cost of living increases. In addition, the employer will contribute certain amounts to the shareholder's SIMPLE IRA, either as a
matching   contribution
to those participants who make salary reduction contributions or as a non-elective contribution to all eligible participants whether or not making salary reduction contributions. A number of special rules apply to SIMPLE Plans, including (1) A simple Plan generally is available only to employers with fewer than 100 employees; (2) contributions must be made on behalf of all employees of the employer (other than bargaining unit employees) who satisfy certain minimum participation requirements; (3) contributions are made to a special SIMPLE IRA that is separate and apart from the other IRAs of employees; (4) the early distribution excise tax (if otherwise applicable) is increased to 25% on withdrawals during the first two years of participation in a SIMPLE IRA; and (5) amounts withdrawn during the first two years of participation in a SIMPLE IRA may be rolled over tax-free only into another SIMPLE IRA (and not to a Traditional IRA or to a Roth IRA). A SIMPLE IRA is established by executing Form 5304-SIMPLE together with an IRA established for each eligible employee.

403(b)(7) Custodial Account

         A 403(b)(7) Custodial Account is available for use in conjunction with the 403(b)(7) program established by certain educational organizations and other organizations that are exempt from tax under 501(c)(3) of the Internal Revenue Code, as amended. Amounts contributed to the custodial account in accordance with the employer's 403(b)(7) program will be invested on a tax-deductible basis in shares of the Fund. Various contribution limits apply with respect to 403(b)(7) arrangements.

Defined Contribution Retirement Plan (401(k))

         A prototype defined contribution plan is available for employers who wish to purchase shares of the Fund with tax deductible contributions. The plan consists of both profit sharing and money purchase pension components. The profit sharing component includes a Section 401(k) cash or deferred arrangement for employers who wish to allow eligible employees to elect to reduce their compensation and have such amounts contributed to the plan. The limit on employee salary reduction contributions is $10,000 annually (as adjusted for cost-of-living increases) although lower limits may apply as a result of non-discrimination requirements incorporated into the plan. The Fund has received an opinion letter from the IRS holding that the form of the prototype defined contribution retirement plan is acceptable under Section 401 of the Code. The maximum annual contribution that may be allocated to the account of any participant is generally the lesser of $30,000 or 25% of compensation (earned income). Compensation in excess of $160,000 (as periodically indexed for cost-of-living increases) is disregarded for this purpose. The maximum amount that is deductible by the employer depends upon whether the employer adopts both the profit sharing and money purchase components of the plan, or only one component.

Retirement Plan Fees

                  Firstar Bank Milwaukee, N.A., Milwaukee, Wisconsin, serves as trustee or custodian of the retirement plans. Firstar invests all cash contributions, dividends and capital gains distributions in shares of the Fund. For such services, the following fees are charged against the accounts of participants; $12.50 annual maintenance fee per participant account;

$15 for transferring to a successor trustee or custodian; $15 for distribution(s) to a participant; and $15 for refunding any contribution in excess of the deductible limit. Firstar's fee schedule may be changed upon written notice.

         Requests for information and forms concerning the retirement plans should be directed to the Fund. Because a retirement program may involve commitments covering future years, it is important that the investment objective of the Fund be consistent with the participant's retirement objectives. Premature withdrawal from a retirement plan will result in adverse tax consequences. Consultation with a competent financial and tax advisor regarding the retirement plans is recommended.

                              REDEMPTION OF SHARES

         The right to redeem shares of the Fund will be suspended for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reason and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension, or
(c) an emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practicable for the Fund to dispose of its securities or fairly to determine the value of its net assets.

                           SYSTEMATIC WITHDRAWAL PLAN

         A shareholder who owns Fund shares worth at least $50,000 at the current net asset value may, by completing either the appropriate portion of the share purchase application included in the Prospectus or an application which may be obtained from Firstar Mutual Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the shareholder at regular intervals. To establish the Systematic Withdrawal Plan, the shareholder deposits Fund shares with the Fund and appoints it as agent to effect redemptions of Fund shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the shareholder out of the account.

         The minimum amount of a withdrawal payment is $500. These payments will be made from the proceeds of periodic redemption of shares in the account at net asset value. Redemptions will be made monthly or quarterly on any day a shareholder chooses. If that day is a weekend or holiday, such redemption will be made on the next business day. The shareholder may elect to have payments automatically deposited to his or her checking or savings account via wire or Electronic Funds Transfer. Firstar Mutual Fund Services, LLC currently charges a $12.00 fee for each payment of redemption proceeds made by wire. Establishment of a Systematic Withdrawal Plan constitutes an election by the shareholder to reinvest in additional Fund shares, at net asset value, all income dividends and capital gains distributions payable by the Fund on shares held in such account, and shares so acquired will be added to such account. The shareholder may deposit additional Fund shares in his account at any time.

         Withdrawal payments cannot be considered as yield or income on the shareholder's investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund's portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the shareholder's account.

         The shareholder may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address, by notifying Firstar Trust Company in writing prior to the fifteenth day of the month preceding the next payment.

                        ALLOCATION OF PORTFOLIO BROKERAGE

         Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Fund's trustees. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e., "markups" when the market maker sells a security and "markdowns" when the market maker purchases a security). In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Fund may place portfolio orders with broker-dealers who recommend the purchase of shares to clients (if the Adviser believes the commissions and transaction quality are comparable to that available from other brokers) and may allocate portfolio brokerage on that basis.

         In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which it exercises investment discretion. Brokerage commissions paid by the Fund during the fiscal years ended June 30, 1998, 1997 and 1996, respectively, totaled $67,011 on total transactions of $35,495,463, $83,895 on total transactions of $28,175,647 and $55,895 on total transactions of $19,027,798. During the fiscal year ended June 30, 1998, the Adviser did not direct any of the Fund's brokerage transactions to brokers because of research services provided.

                             PERFORMANCE INFORMATION

         The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of return as well as its total return and cumulative total return. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period in question. Cumulative total return reflects the Fund's total return since inception.

         Any total rate of return quotation for the Fund will be for a period of three or more months and will assume the reinvestment of all dividends and capital gains distributions which were made by the Fund during such period. Any period total rate of return quotation of the Fund will be calculated by dividing the net change in value of a hypothetical shareholder account established by an initial payment of $1,000 at the beginning of the period by 1,000. The net change in the value of a shareholder account is determined by subtracting $1,000 from the product obtained by multiplying the net asset value per share at the end of the period by the sum obtained by adding (A) the number of shares purchased at the beginning of the period plus (B) the number of shares purchased during the period with reinvested dividends and distributions. Any average annual compounded total rate of return quotation of the Fund will be calculated by dividing the redeemable value at the end of the period (i.e., the product referred to in the preceding sentence) by $1,000. A root equal to the period, measured in years, in question is then determined and 1 is subtracted from such root to determine the average annual compounded total rate of return.

                  The foregoing computation may also be expressed by the following formula:

                                  P(1+T)n = ERV

                 P  = a hypothetical initial payment of $1,000

                 T  = average annual total return

                 n  = number of years

               ERV  = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the stated periods at the end of the stated periods.

The Fund's average annual compounded rate of return for each of the one year period ended June 30, 1998, the five year period ended June 30, 1998, and for the period from December 2, 1992 (commencement of operations) through June 30, 1998 was 32.78%, 20.93% and 21.71%, respectively.

         The results below show the value of an assumed initial investment in the Fund of $10,000 made on December 2, 1992 through June 30, 1998, assuming reinvestment of all dividends and distributions.

                                        Value of
                                         $10,000                      Cumulative
         June 30,                      Investment                      % Change

           1993                         $ 11,562                        15.62%
           1994                         $ 12,126                        21.26%
           1995                         $ 15,494                        54.94%
           1996                         $ 21,442                       114.42%
           1997                         $ 22,519                       125.19%
           1998                          $29,902                       199.02%

         The foregoing performance results are based on historical earnings and should not be considered as representative of the performance of the Fund in the future. Such performance results also reflect reimbursements made by the Adviser during the period from December 2, 1992 to June 30, 1994 to keep the Fund's total fund operating expenses at or below 2.0%. An investment in the Fund will fluctuate in value and at redemption its value may be more or less than the initial investment.

         The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Lipper Analytical Services, Inc., Morningstar, Inc., Money, Forbes, Business Week and Barron's magazines and The Wall Street Journal. (Lipper Analytical Services,
Inc. and Morningstar, Inc. are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's Composite Index of 500 Stocks and the Consumer Price Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

                                    CUSTODIAN

         Firstar Bank Milwaukee, NA, 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as custodian for the Fund. As such, Firstar Bank Milwaukee, NA holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Fund. Firstar Bank Milwaukee, NA does not exercise any supervisory function over the management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders. Firstar Mutual Fund Services, LLC, an affiliate of Firstar Bank Milwaukee, NA, acts as the Fund's transfer agent and dividend disbursing agent.

                                      TAXES

         The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. The Fund has so qualified in each of the fiscal years. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

         Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund's net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's net investment company taxable distributions.

         Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

         The Fund may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

         This section is not intended to be a full discussion of present or proposed federal income tax laws and the effects of such laws on an investor. Investors are urged to consult their own tax advisers for a complete review of the tax ramifications of an investment in the Fund.

                              SHAREHOLDER MEETINGS

         It is contemplated that the Fund will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Fund's Trust Instrument and Bylaws also contain procedures for the removal of trustees by the Fund's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares, remove any trustee or trustees.

         Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

         If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

         After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                                CAPITAL STRUCTURE

         The Fund's authorized capital consists of an unlimited number of shares of beneficial interest, having no par value (the "Shares"). Shareholders are entitled: (i) to one vote per full Share; (ii) to such distributions as may be declared by the Fund's Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. As indicated above, the Fund does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the Investment Company Act of 1940.

         The Shares are redeemable and are transferable. All Shares issued and sold by the Fund will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole shares.

         Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one (1) vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

         The Fund's Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

         The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 3100 Multifoods Tower, 33 South Sixth Street, Minneapolis, Minnesota 55402, currently serves as the independent accountants for the Fund.

                        DESCRIPTION OF SECURITIES RATINGS

         The Fund may invest in publicly distributed debt securities assigned one of the three highest ratings of either Standard & Poor's Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"). A brief description of the ratings symbols and their meanings follows.

                  Standard & Poor's Debt Ratings. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

         The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

          (I) Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         (II)     Nature of and provisions of the obligation;

        (III) Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

         AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

         Moody's Bond Ratings.

         Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Moody's applies numerical modifiers 1, 2 and 3 in each of the foregoing generic rating classifications. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.